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EXHIBIT 23.2

Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Pacific Crest Capital, Inc. on Form S-8 of our report dated January 25, 2001, appearing in the Annual Report on Form 10-K of Pacific Crest Capital, Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

Los Angeles, California

December 7, 2001

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EXHIBIT 23.2 Consent of Deloitte & Touche LLP
INDEPENDENT AUDITORS' CONSENT